UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 28, 2015

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As discussed below in Item 5.07, Neurocrine Biosciences, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved an amendment to the Company’s 2011 Equity Incentive Plan (the “2011 Plan”) to increase the number of shares of the Company’s common stock available for issuance under the 2011 Plan from 8,500,000 to 13,500,000. A summary of the material terms of the 2011 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2015. That summary is qualified in its entirety by reference to the text of the 2011 Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 28, 2015, the Company held its Annual Meeting. As of the close of business on April 1, 2015, the record date for the Annual Meeting, there were 85,372,303 shares of common stock entitled to vote, of which there were 72,701,118 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on four matters: (i) the election of three Class I Directors for a term of three years expiring at the 2018 Annual Meeting of Stockholders, (ii) an advisory vote on the compensation paid to the Company’s named executive officers, (iii) the approval of an amendment to the 2011 Plan to increase the number of shares of common stock reserved for issuance thereunder from 8,500,000 to 13,500,000, and (iv) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The voting results were as follows:

•	Election of three Class I Directors for a term of three years expiring at the 2018 Annual Meeting of Stockholders.

W. Thomas Mitchell	For	64,135,909	Withheld	2,510,724
Joseph A. Mollica	For	64,537,755	Withheld	2,108,878
William H. Rastetter	For	57,505,348	Withheld	9,141,285

The three nominees for Class I Director were elected. The Class II Directors, Corinne H. Nevinny, Richard F. Pops and Stephen A. Sherwin, continue in office until the 2016 Annual Meeting of Stockholders or until their earlier death, resignation or removal. The Class III Directors, Kevin C. Gorman and Gary A. Lyons, continue in office until the 2017 Annual Meeting of Stockholders, or until their earlier death, resignation or removal.

There were 6,054,485 broker non-votes related to each of the three director nominees for election.

•	An advisory vote on the compensation paid to the named executive officers.

Shares Voted:	For	66,243,679	Against	355,955	Abstain	46,999
Percent of Voted:	For	99.4%	Against	0.5%	Abstain	0.1%

There were 6,054,485 broker non-votes for this proposal.

The compensation of the Company’s Named Executive Officers, as disclosed in the Company’s 2015 Proxy Statement, was approved on an advisory basis.

•	Approval of an amendment to the 2011 Plan.

Shares Voted:	For	65,114,914	Against	1,499,012	Abstain	32,707
Percent of Voted:	For	97.7%	Against	2.2%	Abstain	0.1%

There were 6,054,485 broker non-votes for this proposal.

The amendment to the 2011 Plan was approved.

•	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Shares Voted:	For	72,266,235	Against	360,373	Abstain	74,510
Percent of Voted:	For	99.4%	Against	0.5%	Abstain	0.1%

The appointment of Ernst & Young LLP was ratified.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1 Neurocrine Biosciences, Inc. 2011 Equity Incentive Plan, as amended, Form of Stock Option Grant Notice and Option Agreement for use thereunder, and Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement for use thereunder.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 1, 2015	NEUROCRINE BIOSCIENCES, INC.

/s/ TIMOTHY P. COUGHLIN
Timothy P. Coughlin
Chief Financial Officer